MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
Class A, B-1, B-2 and C Notes, Series 1998-1

1. This Certificate relates to the Distribution Date occurring on	January 17, 2001

2. Series 1998-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$17,029,575.94

(b) The amount of Available Funds with respect to the Collection Period was equal to	$17,029,575.94

(c) The Liquidated Receivables for the Collection Period was equal to	$3,175,288.34

(d) Net Liquidation Proceeds for the Collection Period was equal to	$1,199,423.73
(i) The annualized net default rate	7.399729%

(e) The principal balance of Series 1998-1 Receivables at the beginning
of the Collection Period was equal to	$327,318,274.17

(f) The principal balance of Series 1998-1 Receivables on the last day
of the Collection Period was equal to	$313,526,177.11

(g) The aggregate outstanding balance of the Series 1998-1 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$30,882,000.00

(h) The aggregate outstanding balance of the Series 1998-1 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$8,849,000.00

(i) The aggregate outstanding balance of the Series 1998-1 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$5,864,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$818,295.69

(k) The Principal Distributable Amount for the Distribution Date was equal to	$11,895,683.71

(l) The Principal Amount Available for the Distribution Date was equal to	$15,163,990.29

(m) The Aggregate Note Principal Balance was equal to	$298,862,506.72

(n) The Aggregate Optimal Note Balance was equal to	$286,966,823.01

(o) The Targeted Credit Enhancement Amount was equal to	$43,109,849.35

(p) The Targeted Reserve Account Balance was equal to	$16,550,495.25

(q) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	13.750000%

(r) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$1,312,561.66

(t) The Reserve Account Shortfall for the Distribution Date	$0.00

(u) The amount on deposit in the Reserve Account after distributions was equal to	$16,550,495.25

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	5.278824%

(w) The Targeted Overcollateralization Amount was equal to	$26,559,354.10

(x) The ending overcollateralization was equal to	$26,559,354.10

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	8.471176%

(z) The notional amount of the Interest Rate Cap was equal to	$158,658,242.61

(aa) Payments received under the Interest Rate Cap were equal to	$59,331.57

(ab) Libor Rate used in determining payments received under the Interest Rate Cap was
equal to	6.698750%

(ac) The Weighed Average Coupon (WAC) was equal to	19.440000%

(ad) The Weighed Average Remaining Maturity (WAM) was equal to	32

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
B. Calculation of Class A-1 Interest	0.000000%
1. Class A-1 related Note Rate	5.330000%
2. Class A-1 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	30

5. Class A-1 interest due	$0.00
6. Class A-1 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$0.00
2. Class A-1 principal - amount due	$0.00
3. Class A-1 principal - amount paid	$0.00
4. Class A-1 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	60.778824%

(b) Class A-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$0.00
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$0.00

B. Calculation of Class A-2 Interest
1. Class A-2 related Note Rate	5.5140000%
2. Class A-2 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	30

5. Class A-2 interest due	$0.00
6. Class A-2 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$0.00
2. Class A-2 principal - amount due	$0.00
3. Class A-2 principal - amount paid	$0.00
4. Class A-2 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	60.778824%

(c) Class A-3
A. Information Regarding Distributions
1. Total distribution per $1,000	$45.12
2. Principal distribution per $1,000	$41.87
3. Interest distribution per $1,000	$3.24

B. Calculation of Class A-3 Interest
1. Calculation of Class A-3 Note Rate
(a) Libor	6.698750%
(b) Spread	0.450000%
(c) Class A-3 related Note Rate	7.148750%

2. Class A-3 principal balance - beginning of period	$77,826,242.61
3. Accrual convention	Actual/360
4. Days in Interest Period	30

5. Class A-3 interest due	$463,633.63
6. Class A-3 interest paid	$463,633.63
7. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
8. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$77,826,242.61
2. Class A-3 principal - amount due	$5,987,945.06
3. Class A-3 principal - amount paid	$5,987,945.06
4. Class A-3 principal balance - end of period	$71,838,297.55
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	22.913014%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	60.778824%

(d) Class A-4
A. Information Regarding Distributions
1. Total distribution per $1,000	$5.99896
2. Principal distribution per $1,000	$0.00000
3. Interest distribution per $1,000	$5.99896

B. Calculation of Class A-4 Interest
1. Calculation of Class A-4 related Note Rate
(a) Libor	6.698750%
(b) Spread	0.500000%
(c) Class A-4 related Note Rate	7.198750%

2. Class A-4 principal balance - beginning of period	$80,832,000.00
3. Accrual convention	Actual/360
4. Days in Interest Period	30

5. Class A-4 interest due	$484,907.80
6. Class A-4 interest paid	$484,907.80
7. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
8. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$80,832,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$80,832,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	25.781579%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	60.778824%

(e) Class A-5
A. Information Regarding Distributions
1. Total distribution per $1,000	$18.52902
2. Principal distribution per $1,000	$16.66669
3. Interest distribution per $1,000	$1.86233

B. Calculation of Class A-5 Interest
1. Class A-5 related Note Rate	5.650000%
2. Class A-5 principal balance - beginning of period	$39,553,894.80
3. Accrual convention	30/360
4. Days in Interest Period	30

4. Class A-5 interest due	$186,232.92
5. Class A-5 interest paid	$186,232.92
7. Class A Interest Carryover Shortfall with respect to Class A-5	$0.00
8. Class A-5 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-5 principal balance
1. Class A-5 principal balance - beginning of period	$39,553,894.80
2. Class A-5 principal - amount due	$1,666,668.80
3. Class A-5 principal - amount paid	$1,666,668.80
4. Class A-5 principal balance - end of period	$37,887,226.00
5. Class A-5 Principal Carryover Shortfall	$0.00
6. Class A-5 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-5 Notes as a percentage of the Pool Balance on the Distribution Date	12.084231%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	60.778824%

(f) Class B-1
A. Information Regarding Distributions
1. Total distribution per $1,000	$18.74326
2. Principal distribution per $1,000	$16.66668
3. Interest distribution per $1,000	$2.07658

B. Calculation of Class B-1 Interest
1. Class B-1 related Note Rate	6.300000%
2. Class B-1 principal balance - beginning of period	$39,278,192.91
3. Accrual convention	30/360
4. Days in Interest Period	30

4. Class B-1 interest due	$206,210.51
5. Class B-1 interest paid	$206,210.51
6. Class B-1 Interest Carryover Shortfall	$0.00
7. Class B-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class B-1 principal balance
1. Class B-1 principal balance - beginning of period	$39,278,192.91
2. Class B-1 principal - amount due	$1,655,051.66
3. Class B-1 principal - amount paid	$1,655,051.66
4. Class B-1 principal balance - end of period	$37,623,141.25
5. Class B-1 Principal Carryover Shortfall	$0.00
6. Class B-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class B-1 Notes as a percentage of the Pool Balance on the Distribution Date	12.000000%
8. Class A and B-1 Notes as a percentage of the Pool Balance on the Distribution Date	72.778824%

(g) Class B-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$18.77619
2. Principal distribution per $1,000	$16.66666
3. Interest distribution per $1,000	$2.10954

B. Calculation of Class B-2 Interest
1. Class B-2 related Note Rate	6.400000%
2. Class B-2 principal balance - beginning of period	$37,314,283.26
3. Accrual convention	30/360
4. Days in Interest Period	30

4. Class B-2 interest due	$199,009.51
5. Class B-2 interest paid	$199,009.51
6. Class B-2 Interest Carryover Shortfall	$0.00
7. Class B-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class B-2 principal balance
1. Class B-2 principal balance - beginning of period	$37,314,283.26
2. Class B-2 principal - amount due	$1,572,299.06
3. Class B-2 principal - amount paid	$1,572,299.06
4. Class B-2 principal balance - end of period	$35,741,984.19
5. Class B-2 Principal Carryover Shortfall	$0.00
6. Class B-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class B-2 Notes as a percentage of the Pool Balance on the Distribution Date	11.400000%
8. Class A and B Notes as a percentage of the Pool Balance on the Distribution Date	84.178824%

(h) Class C
A. Information Regarding Distributions
1. Total distribution per $1,000	$18.80921
2. Principal distribution per $1,000	$16.66671
3. Interest distribution per $1,000	$2.14251

B. Calculation of Class C Interest
1. Class C related Note Rate	6.500000%
2. Class C principal balance - beginning of period	$24,057,893.15
3. Accrual convention	30/360
4. Days in Interest Period	30

4. Class C interest due	$130,313.59
5. Class C interest paid	$130,313.59
6. Class C Interest Carryover Shortfall	$0.00
7. Class C unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class C principal balance
1. Class C principal balance - beginning of period	$24,057,893.15
2. Class C principal - amount due	$1,013,719.13
3. Class C principal - amount paid	$1,013,719.13
4. Class C principal balance - end of period	$23,044,174.02
5. Class C Principal Carryover Shortfall	$0.00
6. Class C unpaid principal with respect to the Distribution Date	$0.00
7. Class C Notes as a percentage of the Pool Balance on the Distribution Date	7.350000%
8. Class A, B and C Notes as a percentage of the Pool Balance on the Distribution Date	91.528824%